As filed with the Securities and Exchange Commission on February 8, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

The Cushing Renaissance Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

Annual Report

November 30, 2015

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® Renaissance Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Renaissance Fund (the “Fund”) generated a negative return for shareholders for the fiscal year ended November 30, 2015. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of -17.41%, versus total returns of -15.79% for the S&P North America Natural Resources Sector Index and +2.75% for the S&P 500 Index. The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested distributions from underlying Fund investments paid during the period) was -27.15% for the fiscal year ended November 30, 2015 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 19.56% discount to NAV as of the end of the period, compared to an 8.81% discount NAV at the end of the last fiscal year and a 16.17% discount NAV at May 31, 2015.

Market Review

The rather modest advance in the broader equity markets for the fiscal year, measured by the S&P 500 Index, belies what was often a volatile market with heavy reliance on gains from the Technology and Consumer sectors (neither of which are a focus of the Fund). Many sectors generated negative returns during the fiscal year, especially sectors with commodity or emerging markets exposure. We believe the weak breadth of the market and overall mediocre returns reflected broader concerns about corporate earnings growth in a strong dollar environment, anticipation of a Federal Reserve interest rate hike, and economic growth in China and economies dependent on Chinese growth (e.g. Australia, Canada).

Fund Performance

Similar to mid-year, the Fund underperformed the S&P 500 Index for the full fiscal year because the S&P 500’s best performing sectors during the period were industries outside of the Fund’s investment universe. The S&P North America Natural Resources Sector Index is significantly more weighted to energy and basic materials than the S&P 500 Index, which is why we believe this is a better measure of the Fund’s performance. The Fund underperformed this index because the Fund had substantial investments in Transportation and Industrial stocks for the first seven months of the fiscal year, and these sectors produced negative returns during the year and had minimal weightings in the index.

The biggest contributors to the Fund’s performance during the period were positions in Phillips 66, Tesoro Corp, and LyondellBasell Industries N.V. Phillips and Tesoro, both oil refiners, benefited from exceptionally strong refining and retail fuel margins, particularly on the West Coast. Demand for transportation fuels was also very strong during the period as low crude oil prices translated to lower gasoline prices “at the pump” for consumers. Lyondell, a petrochemical producer, and Phillips, which also has a large petrochemical presence in addition to its core refining business, both were helped by stronger than expected petrochemical margins. Margins were driven by cheap ethane and propane feedstock costs as well as buoyant demand for end products like polyethylene. Phillips also benefited in late 2015 from the absence of unplanned downtime in its chemical operations that hindered results in late 2014.

We think these results are clear evidence of the U.S. Energy and Industrial Renaissance in which the Fund was created to invest. Cheap and abundant feedstocks have created lasting advantages for a myriad of U.S. businesses, and these companies are taking profits and investing in new capacity, logistics, and export capability, among other things. It is a testament to the secular, and not cyclical, nature of this phenomenon that profits for these businesses are still at historically strong levels regardless of the commodity price environment.

The Fund’s biggest detractors from performance during the fiscal year were positions in Teekay Corporation, Golar LNG Partners LP, and GasLog Partners LP. All three of these companies are involved in shipping energy commodities. These businesses were each beset by concerns about overcapacity, shrinking profitability of sending liquefied natural gas overseas; and levels of crude oil production. Additionally, the sector suffered from technical factors; specifically, the business models of these companies resemble the lines of business and dividend yields of U.S. master limited partnerships (MLPs), and MLPs performed poorly in the second half of the fiscal year.

We sold or dramatically reduced several former large Fund holdings during the fiscal year, including United Rentals, Inc.; five oil and gas producers that individually were not large, but were collectively meaningful in size; and several transportation stocks that also were collectively material. We reduced the Fund’s exposure to United Rentals, a former top ten position, to an immaterial position size by mid-year and sold the remainder shortly thereafter because our modeling and channel checks indicated earnings and business conditions might soften. The oil and gas stocks we sold included BreitBurn Energy Partners, L.P., Devon Energy Corporation, Memorial Production Partners, L.P., RSP Permian, Inc, and Occidental Petroleum Corp. These were sold to avoid losses following oil’s precipitous decline in late calendar 2014 and early 2015. Lastly, we reduced exposure to Swift Transportation Co. and XPO Logistics, Inc. (both trucking companies) and Ardmore Shipping Corp., Dorian LPG, Ltd, Teekay Offshore Partners, LP and Teekay LNG Partners, LP (all shipping companies).

We shifted several industry exposures during the fiscal year. These changes included increasing the Fund’s exposure to the Utilities and Refining sectors. We dramatically reduced exposure to Transportation and Industrial stocks during the fiscal year. At the end of the period the Fund’s biggest exposures were the Utilities, Refining, and Chemicals sectors.

The Fund employs leverage for additional income and total return potential and generally seeks to maintain a leverage ratio of between 105% and 120% during normal market conditions. At the end of the period, the Fund had a leverage ratio of about 130%, which compares to an average 115% leverage ratio in the prior fiscal year. This higher than historical leverage ratio reflected several shorter-term investments to capture dividends in the fourth quarter. It is expected that leverage will come down subsequent to the end of the fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

As we look ahead to the 2016 fiscal year, we believe equities will continue in a range-bound trading manner. Market breadth is poor, as the market has been reliant on relatively few stocks to carry the indexes higher, and macroeconomic data are showing signs of slower growth, though not contraction. As we noted at mid-year, sector leaders and laggards are telling inconsistent stories — Consumer and Technology sectors seem particularly strong but other sectors that typically indicate economic expansion, like Industrials and Transportation, are weak.

We think the wholesale thrashing of certain sectors in fiscal 2015 has created some unique value opportunities with very attractive risk-reward propositions. For example, we think interest rate sensitive sectors like Utilities could outperform as the Federal Reserve rate hike cycle finally begins and puts that risk in the rearview mirror. Likewise, we believe select names in sub-sectors that have been undeservedly associated with the weak commodity environment, like MLPs, could rally in fiscal 2016 as the stability of their business models becomes clear. Lastly, our channel checks indicate that weakness in Industrials has been a function of normal cyclical inventory builds and that de-stocking could occur in the first quarter that would alleviate this stress on those companies’ shares.

With regard to energy, we said in previous commentaries that we thought oil would find a bottom in fiscal 2015 and the substantial price decline would create a drop in production. While we think oil has found a bottom in the $30 per barrel range, we are disappointed that the production reaction has taken longer than expected to happen. It is happening, though, and we think the market will find equilibrium in the second half of 2016 or early 2017. With regard to natural gas and natural gas liquids (NGLs), the late onset of cold weather this autumn, along with strong production, created the weakest pricing environment since 2012. We think the storage glut will create a tough environment for natural gas for at least the first half of the 2016 fiscal year.

The Fund’s investment universe is focused on the value chain of industries that can take advantage of the U.S. Energy Renaissance in domestic oil and gas production. We seek to invest the Fund’s assets in the producers, movers, and, most importantly, users of energy. While stubbornly high production and lower prices of energy commodities hurt part of the value chain, these factors can be a boon to others. We have excellent visibility through the end of the decade on projects designed to capitalize on this cheap and abundant energy, creating opportunities in things like natural gas export capability, new chemical plants, and engineering and industrial firms that design and build these complex new structures.

To summarize, we believe active management and fundamental bottoms-up work will be invaluable in fiscal 2016 as the market and economic environment are choppy and inconsistent. Furthermore, we believe the sector-wide trades that affected performance in fiscal 2015 will give way to more differentiation in fiscal 2016 that will reward the better companies and better business models whose resilience is apparent.

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares. Investors in MLP funds incur management fees from underlying MLP investments. The Fund’s investments are concentrated in the energy sector and industrial and manufacturing companies. Thus, the Fund may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. Energy companies may be affected by fluctuations in the prices of commodities, declines in production or supply sources, a sustained decline in demand, environmental liabilities, changes in regulation and other risks. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including the advisory fee, as well as leverage costs. Returns are shown net of fees and expenses.

The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock performance. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Renaissance Fund

Allocation of Portfolio Assets (Unaudited)

November 30, 2015

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Senior Notes
(4)	Common Stock

The Cushing® Renaissance Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Period from September 25, 2012(a) through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$6,280,188	$6,537,721	$5,652,293	$852,049
Interest income & other	$2,556,657	$2,838,317	$2,611,738	$98,905

Total income from investments	$8,836,845	$9,376,038	$8,264,031	$950,954
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$1,979,660	$2,678,764	$1,951,299	$242,764
Operating expenses (b)	533,904	545,286	533,110	236,794
Leverage costs	181,532	267,870	251,755	0
Other	5,119	1,207	4,944	250

Total advisory fees and operating expenses	$2,700,215	$3,493,127	$2,741,108	$479,808
Distributable Cash Flow (DCF) (c)	$6,136,630	$5,882,911	$5,522,923	$471,146
Distributions paid on common stock	$9,928,869	$9,928,869	$8,960,199	$0
Distributions paid on common stock per share	$1.64	$1.64	$1.48	$0.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9 x	0.9 x	0.9 x	0.0 x
After advisory fee and operating expenses	0.6 x	0.6 x	0.6 x	0.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	126,197,190	180,609,847	191,388,953	149,337,184
Unrealized appreciation (depreciation)	(3,758,216)	18,534,134	23,272,117	(255,691)
Short-term borrowings	7,321,000	24,171,751	24,659,062	0
Short-term borrowings as a percent of total assets	6%	13%	13%	0%
Net Assets, end of period	118,568,412	156,094,420	166,240,231	143,850,293
Net Asset Value per common share	$19.58	$25.78	$27.46	$23.76
Market Value per share	$15.75	$23.51	$24.30	$23.41
Market Capitalization	$95,353,461	$142,333,960	$147,116,768	$141,728,541
Shares Outstanding	6,054,188	6,054,188	6,054,188	6,054,188

(a)	Commencement of operations.

(b)	Excludes expenses related to capital raising

(c)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2015

COMMON STOCK — 58.2%	Shares	Fair Value

Chemicals — 17.4%
Netherlands — 5.3%
LyondellBasell Industries NV	65,000	$6,228,300
United States — 12.1%
PolyOne Corporation	90,000	3,238,200
Sealed Air Corporation	60,000	2,721,600
The Dow Chemical Company(1)	115,000	5,994,950
Westlake Chemical Corporation(1)	40,000	2,402,000

		20,585,050

Exploration & Production — 6.7%
United States — 2.5%
Marathon Petroleum Corporation	50,200	2,932,182
France — 1.7%
Total SA	42,000	2,076,900
Norway — 2.5%
Statoil ASA	190,000	2,920,300

		7,929,382

Midstream — 2.0%
United States — 2.0%
Kinder Morgan, Inc.(1)	60,000	1,414,200
Targa Resources Corporation(1)	25,000	982,500

		2,396,700

Refiners — 12.1%
United States — 12.1%
HollyFrontier Corporation	75,000	3,606,000
Phillips 66(1)	67,000	6,132,510
Tesoro Corporation(1)	40,000	4,606,800

		14,345,310

Transportation — 4.7%
Bermuda — 2.6%
GasLog Ltd.	35,000	418,950
Golar LNG Limited	96,722	2,645,347
Republic of the Marshall Islands — 2.1%
Teekay Corporation(1)	90,000	2,505,600

		5,569,897

Utilities — 15.3%
United States — 15.3%
Calpine Corporation(2)	115,000	1,699,700
Centerpoint Energy, Inc.(1)	160,000	2,712,000
Dominion Resources, Inc.(1)	40,000	2,694,800
Entergy Corporation	50,000	3,331,500
Exelon Corporation	90,000	2,457,900
PPL Corporation	75,000	2,553,000
Sempra Energy(1)	27,500	2,728,825

		18,177,725

Total Common Stocks (Cost $64,386,373)		$69,004,064

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2015 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 20.5%	Shares	Fair Value

Engineering & Construction — 3.8%
United States — 3.8%
Cheniere Energy Partners, L.P.(1)	175,000	$4,497,500

Midstream — 5.8%
United States — 5.8%
Delek Logistics Partners, L.P.(1)	124,000	4,527,240
Energy Transfer Partners, L.P.	60,000	2,292,600

		6,819,840

Refiners — 4.3%
United States — 4.3%
Calumet Specialty Products Partners, L.P.(1)	200,000	5,088,000

Transportation — 6.6%
Republic of the Marshall Islands — 5.9%
Capital Product Partners, L.P.	656,969	4,138,905
Golar LNG Partners, L.P.	199,686	2,863,497
United States — 0.7%
World Point Terminals, L.P.(1)	66,000	870,540

		7,872,942

Total Master Limited Partnerships and Related Companies (Cost $21,118,582)		$24,278,282

FIXED INCOME — 24.4%
Engineering & Construction — 5.8%
United States — 5.8%
Zachry Holdings, Inc., 7.500%, due 02/01/2020(3)	5,000,000	$5,025,000
Sabine Pass Liquefaction, LLC, 5.750%, due 05/15/2024	1,000,000	927,500
Sabine Pass Liquefaction, LLC, 5.625%, due 02/01/2021	1,000,000	972,500

		6,925,000

Exploration & Production — 9.2%
Canada — 1.9%
MEG Energy Corporation, 6.375%, due 01/30/2023(3)	2,725,000	2,275,375
United States — 7.3%
Bill Barrett Corporation, 7.000%, due 10/15/2022	2,750,000	1,959,375
Comstock Resources, Inc., 7.750%, due 04/01/2019	5,000,000	901,850
Denbury Resources, Inc., 4.625%, due 07/15/2023	4,000,000	2,340,000
Sanchez Energy Corporation, 6.125%, due 01/15/2023	5,000,000	3,462,500

		10,939,100

Industrials — 5.1%
United States — 5.1%
H & E Equipment Services, Inc., 7.000%, due 09/01/2022	2,000,000	2,015,000
United Rentals North American, Inc., 5.750%, due 11/15/2024	4,000,000	4,062,480

		6,077,480

Oil Services — 1.0%
United States — 1.0%
Key Energy Services, 6.750%, due 03/01/2021	4,000,000	1,180,000

Refiners — 3.2%
United States — 3.2%
Western Refining Inc., 6.250%, due 04/01/2021	3,750,000	$3,750,000

Total Fixed Income (Cost $40,407,187)		$28,871,580

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2015 — (Continued)

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.1%
United States — 0.1%

AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(4)	16,204	$16,204
Fidelity Government Portfolio Fund, 0.01%(4)	16,204	16,204
Fidelity Money Market Portfolio, 0.12%(4)	16,204	16,204
First American Prime Obligations Fund — Class Z, 0.07%(4)	16,204	16,204
Invesco STIC Prime Portfolio, 0.08%(4)	16,204	16,204

Total Short-Term Investments — Investment Companies (Cost $81,020)		$81,020

TOTAL INVESTMENTS — 103.1% (Cost $125,993,162)		$122,234,946
Liabilities in Excess of Other Assets — (3.1%)		(3,666,534)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$118,568,412

(1)	All of a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended November 30, 2015. As such, it is classified as a non-income producing security as of November 30, 2015.

(3)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of November 30, 2015, the value of these investments was $7,300,375, or 6.16% of total net assets.

(4)	Rate reported is the current yield as of November 30, 2015.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Assets & Liabilities

November 30, 2015

Assets
Investments, at fair value (cost $125,993,162)	$122,234,946
Receivable for investments sold	2,798,029
Distributions and dividends receivable	463,535
Interest receivable	631,521
Prepaid expenses	69,159

Total assets	126,197,190

Liabilities
Payable to Adviser, net of waiver	141,268
Short-term borrowings	7,321,000
Payable to Trustees	9,000
Accrued expenses and other liabilities	157,510

Total liabilities	7,628,778

Net assets applicable to common stockholders	$118,568,412

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 6,054,188 shares issued and outstanding (unlimited shares authorized)	$6,054
Additional paid-in capital	131,920,243
Distribution in excess of accumulated net investment loss	(189,125)
Distributions in excess of accumulated net realized loss	(9,410,544)
Net unrealized depreciation on investments	(3,758,216)

Net assets applicable to common stockholders	$118,568,412

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$19.58

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Operations

Fiscal Year Ended November 30, 2015

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $28,367	$6,280,188
Less: return of capital on distributions	(2,629,885)

Distribution and dividend income	3,650,303
Interest income	2,556,657

Total Investment Income	6,206,960

Expenses
Advisory fees	1,979,660
Administrator fees	142,741
Professional fees	112,698
Trustees’ fees	93,683
Insurance expense	64,033
Reports to stockholders	63,123
Registration fees	29,102
Transfer agent fees	17,847
Custodian fees and expenses	10,677
Other expenses	5,119

Total Expenses before Interest Expense	2,518,683

Interest expense	181,532

Net Expenses	2,700,215

Net Investment Income	3,506,745

Realized and Unrealized Loss on Investments
Net realized loss on investments	(8,851,119)
Net realized gain on written options	39,585

Net realized loss on investments	(8,811,534)
Net change in unrealized depreciation of investments	(22,292,350)

Net Realized and Unrealized Loss on Investments	(31,103,884)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(27,597,139)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014
Operations
Net investment income	$3,506,745	$3,237,062
Net realized gain (loss) on investments	(8,811,534)	1,283,979
Net change in unrealized depreciation of investments	(22,292,350)	(4,737,983)

Net decrease in net assets applicable to common stockholders resulting from operations	(27,597,139)	(216,942)

Distributions and Dividends to Common Stockholders
Net investment income	(3,031,452)	(2,272,325)
Net realized gain	—	(2,475,445)
Return of capital	(6,897,417)	(5,181,099)

Total dividends and distributions to common stockholders	(9,928,869)	(9,928,869)

Total decrease in net assets applicable to common stockholders	(37,526,008)	(10,145,811)
Net Assets
Beginning of fiscal year	156,094,420	166,240,231

End of fiscal year	$118,568,412	$156,094,420

Distributions and dividends in excess of accumulated net investment income at the end of the fiscal year	$(189,125)	$(984,652)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2015

Operating Activities
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(27,597,139)
Adjustments to reconcile net decrease in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments	22,292,350
Purchases of investments	(156,178,132)
Proceeds from sales of investments	175,968,514
Proceeds from option transactions, net	39,985
Return of capital on distributions and dividends	2,629,885
Net realized loss on sales of investments	8,811,534
Net sales of short-term investments	(13,579)
Net accretion/amortization of senior notes’ premiums/discounts	56,565
Changes in operating assets and liabilities
Receivable for investments sold	619,468
Distributions and dividends receivable	54,517
Interest receivable	89,611
Prepaid expenses	4,789
Other receivables	37,150
Payable to Adviser, net of waiver	(54,483)
Accrued expenses and other liabilities	18,585

Net cash provided by operating activities	26,779,620

Financing Activities
Proceeds from borrowing facility	34,450,000
Repayment of borrowing facility	(51,300,751)
Distributions and dividends paid to common stockholders	(9,928,869)

Net cash used in financing activities	(26,779,620)

Increase in Cash and Cash Equivalents	—
Cash and Cash Equivalents:
Beginning of fiscal year	—

End of fiscal year	$—

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest paid	$181,532

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights

	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From September 25, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$25.78	$27.46	$23.76	$—
Public offering price	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—	—	—	(1.17)
Income from Investment Operations:
Net investment income	0.58	0.53	0.72	0.01
Net realized and unrealized gain (loss) on investments	(5.14)	(0.57)	4.46	(0.08)

Total increase (decrease) from investment operations	(4.56)	(0.04)	5.18	(0.07)

Less Distributions and dividends to Common Stockholders:
Net investment income	(0.51)	(0.38)	(0.35)	—
Net realized gain	—	(0.41)	(1.13)	—
Return of capital	(1.13)	(0.85)	—	—

Total distributions and dividends to common stockholders	(1.64)	(1.64)	(1.48)	—

Net Asset Value, end of period	$19.58	$25.78	$27.46	$23.76

Per common share fair value, end of period	$15.75	$23.51	$24.30	$23.41

Total Investment Return Based on Fair Value(4)	(27.15)%	2.85%	10.47%	(6.36	)%(3)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$118,568	$156,094	$166,240	$143,850
Ratio of expenses to average net assets after waiver(5)(6)	1.95%	1.96%	1.75%	2.06%
Ratio of net investment income to average net assets before waiver(5)	2.53%	1.81%	1.13%	(0.05)%
Ratio of net investment income to average net assets after waiver(5)	2.53%	1.81%	1.37%	0.21%
Portfolio turnover rate	101.17%	26.08%	87.61%	9.23	%(7)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized for periods less than one full year. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

The ratio of expenses to average net assets before waiver was 1.95%, 1.96%, 1.99% and 2.32% for the fiscal years ended November 30, 2015, 2014 and 2013, and the fiscal period from September 25, 2012 through November 30, 2012, respectively.

(7)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Financial Statements

November 30, 2015

1.    Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions.

Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not hold any securities sold short as of November 30, 2015.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2015, the Fund has estimated approximately 42% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2015, the Fund’s Distributions were expected to be comprised of 31%, or $3,031,452, ordinary income and 69% or $6,897,417, return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the fiscal year ended November 30, 2015.

Transactions in written options contracts for the fiscal year ended November 30, 2015, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2014	—	$—
Options written	400	39,585
Options covered	—	—
Options exercised	—	—
Options expired	(400)	(39,585)

Outstanding at November 30, 2015	—	—

The average monthly fair value of written options during the fiscal year ended November 30, 2015 was $3,733.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$39,585	$39,585

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies, and Industrial Companies, “Renaissance Companies”); up to 25% of its Managed Assets in securities of energy MLPs; up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; and up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets, lower rated or unrated at the time of investment. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month. The Adviser earned $1,979,660 in advisory fees for the fiscal year ended November 30, 2015.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $320,234 to accumulated net investment income, $88,843 from accumulated net realized loss and $231,391 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2015:

Cost of investments	$126,526,141

Gross unrealized appreciation	$17,253,657
Gross unrealized depreciation	(21,544,852)

Net unrealized depreciation	(4,291,195)
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(9,066,690)

Total accumulated losses	$(13,357,885)

As of November 30, 2015, for federal income tax purposes, capital loss carryforwards of $7,876,753 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amount	Long-Term Capital Loss Amount
Unlimited	$7,586,615	$290,138

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2012 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$69,004,064	$69,004,064	$—	$—
Master Limited Partnerships and Related Companies(a)	24,278,282	24,278,282	—	—

Total Equity Securities	93,282,346	93,282,346	—	—

Notes
Senior Notes(a)	28,871,580	—	28,871,580	—

Total Notes	28,871,580	—	28,871,580	—

Other
Short-Term Investments — Investment Companies(a)	81,020	81,020	—	—

Total Other	81,020	81,020	—	—

Total Assets	$122,234,946	$93,363,366	$28,871,580	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2015.

Transfers into and out of each level are measured at fair value as of the end of the fiscal year. There were no transfers between any levels during the fiscal year ended November 30, 2015.

7.    Investment Transactions

For the fiscal year ended November 30, 2015, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $156,178,132 and $175,968,514 (excluding short-term securities), respectively. The Fund sold written options (proceeds) in the amount of $39,985.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,054,188 shares outstanding as of November 30, 2015. Transactions in common stock for the fiscal year ended November 30, 2014 and 2015 were as follows:

Shares at November 30, 2013	6,054,188

Shares at November 30, 2014	6,054,188

Shares at November 30, 2015	6,054,188

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which is LIBOR plus 0.80%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for during which the credit facilities were utilized during the fiscal year ended November 30, 2015 was approximately $20,212,000 and 0.88%, respectively. At November 30, 2015, the principal balance outstanding was $7,321,000.

10.    Subsequent Events

Subsequent to November 30, 2015, the Fund declared a distribution to common stockholders in the amount of $0.41 per share, payable on December 23, 2015 to stockholders of record on December 18, 2015.

The Cushing® Renaissance Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Renaissance Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing Renaissance Fund (the Fund), including the schedule of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Renaissance Fund at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2016

The Cushing® Renaissance Fund

Trustees and Executive Officers (Unaudited)

November 30, 2015

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2012	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2012	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2012	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).

Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2012	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).	6	E-T Energy Ltd. (2008 – 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010 – 2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2016, Mr. Bruce in 2017 and Messrs. McMillan and Swank in 2018.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2015, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2012	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 – present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 –2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2012	General Counsel and Chief Compliance Officer of the Adviser (2010 –present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 –2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 –1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® Renaissance Fund

Additional Information (Unaudited)

November 30, 2015

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-40 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Effective as of November 21, 2013, the Board of Trustees approved a revision of the Fund’s principal investment policies to clarify that, in addition to investments in companies across the entire supply chain spectrum, energy-intensive industrial and manufacturing companies and master limited partnerships, the Fund may invest in transportation and logistics companies providing solutions to the U.S. manufacturing industry.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended
November 30, 2015, the aggregate compensation paid by the Fund to the independent trustees was $93,683. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2015 was 101.17%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tax Information

The Fund designated 94% of its ordinary income distribution for the year ended November 30, 2015 as qualified dividend income and 56% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate stockholders.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions and dividends (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 21, 2015. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Messrs. Brian R. Bruce and Ronald P. Trout as Class I Trustees to hold off ice for a three-year term expiring the 2018 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Brian R. Bruce	4,929,130	36,888
Ronald P. Trout	4,927,187	38,831

The Cushing® Renaissance Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	65,000	63,000
Audit-Related Fees	None	None
Tax Fees	19,833	19,250
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	50,000

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Brian R. Bruce, Edward N. McMillan, and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Saket Kumar and Matthew A. Lemme (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.
Saket Kumar	None.	Managing Director and Senior Research Analyst of the Investment Adviser since 2012.
Matthew A. Lemme	None.	Managing Director and Senior Research Analyst of the Investment Adviser since 2012.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2015:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank

Registered investment companies	9	$2,012,312,024	0	$0

Other pooled investment vehicles	9	$311,224,019	9	$311,224,019

Other accounts	16	$972,543,766	1	$17,393,008

Saket Kumar

Registered investment companies	3	$418,006,604	0	$0

Other pooled investment vehicles	2	$24,497,080	2	$24,497,080

Other accounts	2	$16,409,212	0	$0

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee

Matthew A. Lemme

Registered investment companies	3	$418,006,604	0	$0

Other pooled investment vehicles	2	$24,497,080	2	$24,497,080

Other accounts	3	$482,417,642	0	$0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2015:

Compensation

Messrs. Swank, Kumar and Lemme are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Kumar and Lemme each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Kumar and Lemme, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2015:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	More than $100,000(1)

Saket Kumar	None

Matthew A. Lemme	$10,000-50,000

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2015-06/30/2015	0	0	0	0

Month #2 07/01/2015-07/31/2015	0	0	0	0

Month #3 08/01/2015-08/31/2015	0	0	0	0

Month #4 09/01/2015-09/30/2015	0	0	0	0

Month #5 10/01/2015-10/31/2015	0	0	0	0

Month #6 11/01/2015-11/30/2015	0	0	0	0

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed February 7, 2014.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing Renaissance Fund

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date February 8, 2016

By (Signature and Title)*	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date February 8, 2016